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                                                                    EXHIBIT 99.1



                    Certification of Chief Executive Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002
                            (18 U.S.C. Section 1350)

         In connection with the accompanying Quarterly Report of Tri-Union Development Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002 (the "Report"), I, James M. Trimble, President and Chief Executive Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:     November 19, 2002                    /s/ James M. Trimble
      ---------------------------       ---------------------------------------
                                        James M. Trimble,
                                        President and Chief Executive Officer